UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

EQUITY RESIDENTIAL

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP (Exact name of Registrant as Specified in Its Charter)
Illinois	0-24920	36-3894853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Equity Residential)	EQR	The New York Stock Exchange
7.57% Notes due August 15, 2026 (ERP Operating Limited Partnership)	N/A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2025, Equity Residential (the “Company”) announced that Alexander Brackenridge, 61, its Executive Vice President and Chief Investment Officer since 2020, will step down from his role as Chief Investment Officer as of August 7, 2025 (the “Transition Date”), and retire from the Company at the end of 2025. The Company also announced that Mr. Brackenridge will be succeeded as Chief Investment Officer by Robert A. Garechana, currently Executive Vice President and Chief Financial Officer of the Company, effective as of the Transition Date. From the Transition Date through his retirement, Mr. Brackenridge shall serve as Executive Vice President – Investments, reporting directly to the Chief Executive Officer and assisting in the transition of his responsibilities to Mr. Garechana. The Company further announced that Bret D. McLeod has been appointed as Executive Vice President – Finance, reporting directly to the Chief Executive Officer effective July 22, 2025, and will succeed Mr. Garechana as Chief Financial Officer, effective as of the Transition Date.

Mr. Garechana, 46, has been Executive Vice President and Chief Financial Officer of the Company since September 2018. Mr. Garechana served as Senior Vice President of the Company from December 2012 to September 2018 and Treasurer of the Company from January 2008 to September 2018 and has held various positions within the Company’s finance group since November 2004. The Company has not entered into any new compensation arrangements with Mr. Garechana in connection with this transition.

Mr. McLeod, 42, has served as Executive Vice President and Chief Financial Officer of Great Wolf Resorts, a family waterpark and entertainment company, since February 2024, where he is responsible for a wide range of activities, including financial reporting, treasury, capital markets, tax, procurement, risk, financial planning and analysis and strategy. Mr. McLeod served as Chief Financial Officer of Citycon (OMXH: CTY1S.HE), an owner of grocery-anchored shopping centers in Nordic countries, from August 2021 to January 2024. He was Co-Founder, Managing Partner and Chief Financial Officer of Lakewood Hotel Group, an investment firm that made hotel investments on behalf of institutional investment partners, from January 2019 to July 2021. Prior to forming Lakewood, Mr. McLeod spent nearly 15 years at Host Hotels & Resorts (NYSE: HST), a lodging REIT, where he last served as Senior Vice President, Treasurer, Head of Strategy and Investor Relations.

Pursuant to a Retirement Agreement entered into between Mr. Brackenridge and the Company on June 26, 2025, Mr. Brackenridge will be eligible to receive a cash bonus and equity grant in early 2026 for his 2025 service, determined by the Company’s Board of Trustees at the same time and in the same manner as for the Company’s other executive officers. Mr. Brackenridge will also be entitled to certain retirement benefits generally consistent with the “Rule of 70” benefits summarized in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (“SEC”) on April 15, 2025 (the “Proxy Statement”). No severance will be payable to Mr. Brackenridge in connection with his retirement.

In connection with his appointment as the Company’s Executive Vice President and Chief Financial Officer, (i) Mr. McLeod’s annual base salary will be $550,000, (ii) his target annual cash performance bonus will be $687,500, which will not be prorated, and (iii) his target annual performance equity grant will be $825,000, prorated for his service in 2025. His actual performance bonus and performance equity grant will be determined by the Company’s Board of Trustees at the same time and in the same manner as for the Company’s other executive officers under the Company’s annual incentive plan. Mr. McLeod will also receive a retention equity award of restricted shares with a value of $1,250,000, which will cliff vest, in full, on the three-year anniversary of the grant date, subject to continuous employment provisions. Mr. McLeod will be a participant in the Company’s Executive Severance Plan, which is summarized in the Proxy Statement. The Company will also enter into a Change in Control Agreement with Mr. McLeod in substantially the same form that the Company has entered into with its other executive officers and as summarized in the Proxy Statement and an Indemnification Agreement in substantially the same form that the Company has entered into with its other executive officers and trustees. The form of the Indemnification Agreement was filed as Exhibit 10.18 to the Company’s Form 10-K for the year ended December 31, 2003, filed with the SEC on March 12, 2004.

Mr. McLeod was not appointed pursuant to any arrangement or understanding with any other person and has no family relationships with any trustee or executive officer of the Company. There are no transactions involving Mr. McLeod that would be required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing executive management team leadership transition plans is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 30, 2025, announcing executive management team leadership transition plans.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL
Date: June 30, 2025	By: /s/ Scott J. Fenster
Name: Scott J. Fenster
Its: Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP
By: Equity Residential, its general partner
Date: June 30, 2025	By: /s/ Scott J. Fenster
Name: Scott J. Fenster
Its: Executive Vice President and General Counsel